EXHIBIT 13.1

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of EDAP TMS S.A. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2011 (the “Annual Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 26, 2012	/s/ MARC OCZACHOWSKI
Marc Oczachowski
Chief Executive Officer

Dated: April 26, 2012	/s/ ERIC SOYER
Eric Soyer
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to EDAP TMS S.A. and will be retained by EDAP TMS S.A. and furnished to the Securities and Exchange Commission or its staff upon request.